Exhibit (e)(2)

SCHEDULE B

TO THE DISTRIBUTION AGREEMENT

(Amended as of August 11, 2005)

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund

JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund

JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund

JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund

JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund

JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund

JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund

JPMorgan Japan Fund	JPMorgan Fleming Japan Fund

JPMorgan Tax Aware International Opportunities Fund	JPMorgan Fleming Tax Aware International Opportunities Fund

JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund

JPMorgan Growth & Income Fund	JPMorgan Growth and Income Fund

JPMorgan International Equity Portfolio	JPMorgan International Equity Portfolio

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

Current Name	Prior Name
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Contrarian Fund	JPMorgan Intrepid Investor Fund

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Portfolio	JPMorgan Mid Cap Value Portfolio

JPMorgan Multi-Manager Small Cap Growth Fund	JPMorgan Multi-Manager Small Cap Growth Fund

JPMorgan Multi-Manager Small Cap Value Fund	JPMorgan Multi-Manager Small Cap Value Fund

JPMorgan Select Growth & Income Fund	JPMorgan Select Growth and Income Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Small Company Portfolio	JPMorgan Small Company Portfolio

JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Large Cap Growth Fund	JPMorgan Tax Aware Large Cap Growth Fund

JPMorgan Tax Aware Large Cap Value Fund	JPMorgan Tax Aware Large Cap Value Fund

JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund

JPMorgan Trust Small Cap Equity Fund	JPMorgan Trust Small Cap Equity Fund

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Equity Portfolio	JPMorgan U.S. Large Cap Core Equity Portfolio

JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund

Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund

Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

Undiscovered Managers REIT Fund	Undiscovered Managers REIT Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan International Equity Index Fund	One Group International Equity Index Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund

JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund

JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund

JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan Strategic Small Cap Value Fund	One Group Strategic Small Cap Value Fund

JPMorgan Technology Fund	One Group Technology Fund

JPMorgan Investment Trust Balanced Portfolio	One Group Investment Trust Balanced Portfolio

JPMorgan Investment Trust Diversified Equity Portfolio	One Group Investment Trust Diversified Equity Portfolio

JPMorgan Investment Trust Diversified Mid Cap Portfolio	One Group Investment Trust Diversified Mid Cap Portfolio

JPMorgan Investment Trust Equity Index Portfolio	One Group Investment Trust Equity Index Portfolio

JPMorgan Investment Trust Large Cap Growth	One Group Investment Trust Large Cap Growth

Current Name	Prior Name
Portfolio	Portfolio

JPMorgan Investment Trust Mid Cap Growth Portfolio	One Group Investment Trust Mid Cap Growth Portfolio

JPMorgan Investment Trust Mid Cap Value Portfolio	One Group Investment Trust Mid Cap Value Portfolio

JPMorgan Tax Aware Core Equity Fund	N/A

JPMorgan Tax Aware Diversified Equity Fund	N/A

JPMorgan Tax Aware International Fund	N/A

JPMorgan U.S. Large Cap Core Plus Fund (effective 9/30/05)	N/A

JPMorgan Micro Cap Fund (effective 10/31/05)	N/A

Highbridge Statistical Market Neutral Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund	JPMorgan Bond Fund

JPMorgan Bond Portfolio	JPMorgan Bond Portfolio

JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan New Jersey Tax Free Bond Fund	JPMorgan New Jersey Tax Free Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II

JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund

JPMorgan Tax Aware Short-Intermediate Income Fund	JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund

JPMorgan Kentucky Municipal Bond Fund	One Group Kentucky Municipal Bond Fund

JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund

Current Name	Prior Name
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund

JPMorgan Ultra Short Term Bond Fund	One Group Ultra Short-Term Bond Fund

JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund

JPMorgan Investment Trust Bond Portfolio	One Group Investment Trust Bond Portfolio

JPMorgan Investment Trust Government Bond Portfolio	One Group Investment Trust Government Bond Portfolio

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Real Return Fund	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

J.P. Morgan Fleming Mutual Fund Group, Inc. J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds

J.P. Morgan Fleming Series Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Investment Trust

Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:

Name:

Title:

SCHEDULE C

TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of August 11, 2005)

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund

JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund

JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund

JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund

JPMorgan Japan Fund	JPMorgan Fleming Japan Fund

JPMorgan Tax Aware International Opportunities Fund	JPMorgan Fleming Tax Aware International Opportunities Fund

JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund

JPMorgan Growth & Income Fund	JPMorgan Growth and Income Fund

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Contrarian Fund	JPMorgan Intrepid Investor Fund

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund

Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

Undiscovered Managers REIT Fund	Undiscovered Managers REIT Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan International Equity Index Fund	One Group International Equity Index Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

Current Name	Prior Name
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund

JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund

JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund

JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan Strategic Small Cap Value Fund	One Group Strategic Small Cap Value Fund

JPMorgan Technology Fund	One Group Technology Fund

JPMorgan U.S. Large Cap Core Plus Fund (effective 9/30/05)	N/A

JPMorgan Micro Cap Fund (effective 10/31/05)	N/A

Highbridge Statistical Market Neutral Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund	JPMorgan Bond Fund

JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund

JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan New Jersey Tax Free Bond Fund	JPMorgan New Jersey Tax Free Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II

JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund

JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund

JPMorgan Kentucky Tax Free Bond Fund	One Group Kentucky Municipal Bond Fund

JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund

JPMorgan Ultra Short Term Bond Fund	One Group Ultra Short-Term Bond Fund

Current Name	Prior Name
JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Real Return Fund	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

J.P. Morgan Fleming Mutual Fund Group, Inc. J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds

J.P. Morgan Fleming Series Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Investment Trust

Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:

Name:

Title:

SCHEDULE D

TO THE DISTRIBUTION AGREEMENT

Distribution Plan Classes

(Amended as of August 11, 2005)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Morgan Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund — Morgan Class Shares

JPMorgan 100% U.S. Treasury Securities Money Market Fund — Reserve Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund — Reserve Class Shares

JPMorgan California Municipal Money Market Fund — Morgan Class Shares	JPMorgan California Tax Free Money Market Fund — Morgan Class Shares

JPMorgan Federal Money Market Fund — Morgan Class Shares	JPMorgan Federal Money Market Fund — Morgan Class Shares

JPMorgan Federal Money Market Fund — Reserve Class Shares	JPMorgan Federal Money Market Fund — Reserve Class Shares

JPMorgan New York Municipal Market Fund — Morgan Class Shares	JPMorgan New York Tax Free Money Market Fund — Morgan Class Shares

JPMorgan New York Municipal Market Fund — Reserve Class Shares	JPMorgan New York Tax Free Money Market Fund — Reserve Class Shares

JPMorgan Prime Money Market Fund — Reserve Class Shares	JPMorgan Prime Money Market Fund — Reserve Class Shares

JPMorgan Tax Free Money Market Fund — Morgan Class Shares	JPMorgan Tax Free Money Market Fund — Morgan Class Shares

JPMorgan Tax Free Money Market Fund — Reserve Class Shares	JPMorgan Tax Free Money Market Fund — Reserve Class Shares

JPMorgan U.S. Government Money Market Fund — Morgan Class Shares	One Group Government Money Market Fund — Morgan Class Shares

JPMorgan U.S. Government Money Market Fund — Reserve Class Shares	One Group Government Money Market Fund — Class A Shares

JPMorgan U.S. Government Money Market Fund —-Service Shares	N/A

JPMorgan Michigan Municipal Money Market Fund — Reserve Class Shares	One Group Michigan Municipal Money Market Fund — Class A Shares

JPMorgan Michigan Municipal Money Market Fund — Morgan Class Shares	One Group Michigan Municipal Money Market Fund — Morgan Class Shares

JPMorgan Municipal Money Market Fund — Service Shares	N/A

JPMorgan Municipal Money Market Fund — Reserve Class Shares	One Group Municipal Money Market Fund — Class A Shares

JPMorgan Municipal Money Market Fund — Morgan Class Shares	One Group Municipal Money Market Fund — Morgan Class Shares

JPMorgan Ohio Municipal Money Market Fund — Reserve Class Shares	One Group Ohio Municipal Money Market Fund — Class A Shares

JPMorgan Ohio Municipal Money Market Fund — Morgan Class Shares	One Group Ohio Municipal Money Market Fund — Morgan Class Shares

Current Name	Prior Name
JPMorgan Liquid Assets Money Market Fund — Reserve Class Shares	One Group Prime Money Market Fund — Class A Shares

JPMorgan Liquid Assets Money Market Fund — Morgan Class Shares	One Group Prime Money Market Fund — Morgan Class Shares

JPMorgan Liquid Assets Money Market Fund — Service Shares	N/A

JPMorgan U.S. Treasury Plus Money Market Fund — Reserve Class Shares	One Group U.S. Treasury Securities Money Market Fund — Class A Shares

JPMorgan U.S. Treasury Plus Money Market Fund — Morgan Class Shares	One Group U.S. Treasury Securities Money Market Fund — Morgan Class Shares

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund — Class A Shares	JPMorgan Capital Growth Fund — Class A Shares

JPMorgan Disciplined Equity Fund — Class A Shares	JPMorgan Disciplined Equity Fund — Class A Shares

JPMorgan Diversified Fund — Class A Shares	JPMorgan Diversified Fund — Class A Shares

JPMorgan Dynamic Small Cap Fund — Class A Shares	JPMorgan Dynamic Small Cap Fund — Class A Shares

JPMorgan Asia Equity Fund — Class A Shares	JPMorgan Fleming Asia Equity Fund — Class A Shares

JPMorgan Emerging Markets Equity Fund — Class A Shares	JPMorgan Fleming Emerging Markets Equity Fund — Class A Shares

JPMorgan International Equity Fund — Class A Shares	JPMorgan Fleming International Equity Fund — Class A Shares

JPMorgan International Growth Fund — Class A Shares	JPMorgan Fleming International Growth Fund — Class A Shares

JPMorgan International Opportunities Fund — Class A Shares	JPMorgan Fleming International Opportunities Fund — Class A Shares

JPMorgan International Small Cap Equity Fund — Class A Shares	JPMorgan Fleming International Small Cap Equity Fund — Class A Shares

JPMorgan International Value Fund — Class A Shares	JPMorgan Fleming International Value Fund — Class A Shares

JPMorgan Intrepid European Fund — Class A Shares	JPMorgan Fleming Intrepid European Fund — Class A Shares

JPMorgan Japan Fund — Class A Shares	JPMorgan Fleming Japan Fund — Class A Shares

JPMorgan Tax Aware International Opportunities Fund — Class A Shares	JPMorgan Fleming Tax Aware International Opportunities Fund — Class A Shares

JPMorgan Global Healthcare Fund — Class A Shares	JPMorgan Global Healthcare Fund — Class A Shares

JPMorgan Growth & Income Fund — Class A Shares	JPMorgan Growth and Income Fund — Class A Shares

JPMorgan Intrepid America Fund — Class A Shares	JPMorgan Intrepid America Fund — Class A Shares

JPMorgan Intrepid Growth Fund — Class A Shares	JPMorgan Intrepid Growth Fund — Class A Shares

JPMorgan Intrepid Contrarian Fund — Class A Shares	JPMorgan Intrepid Investor Fund — Class A Shares

JPMorgan Intrepid Value Fund — Class A Shares	JPMorgan Intrepid Value Fund — Class A Shares

JPMorgan Market Neutral Fund — Class A Shares	JPMorgan Market Neutral Fund — Class A Shares

JPMorgan Mid Cap Equity Fund — Class A Shares	JPMorgan Mid Cap Equity Fund — Class A Shares

JPMorgan Mid Cap Growth Fund — Class A Shares	JPMorgan Mid Cap Growth Fund — Class A Shares

Current Name	Prior Name
JPMorgan Mid Cap Value Fund — Class A Shares	JPMorgan Mid Cap Value Fund — Class A Shares

JPMorgan Small Cap Equity Fund — Class A Shares	JPMorgan Small Cap Equity Fund — Class A Shares

JPMorgan Tax Aware U.S. Equity Fund — Class A Shares	JPMorgan Tax Aware U.S. Equity Fund — Class A Shares

JPMorgan U.S. Equity Fund — Class A Shares	JPMorgan U.S. Equity Fund — Class A Shares

Undiscovered Managers Small Cap Growth Fund — Class A Shares	UM Small Cap Growth Fund — Class A Shares

Undiscovered Managers Behavioral Growth Fund — Class A Shares	Undiscovered Managers Behavioral Growth Fund – Class A Shares

Undiscovered Managers Behavioral Growth Fund — Investor Class Shares	Undiscovered Managers Behavioral Growth Fund — Investor Class Shares

Undiscovered Managers Behavioral Value Fund — Class A Shares	Undiscovered Managers Behavioral Value Fund — Class A Shares

Undiscovered Managers REIT Fund — Class A Shares	Undiscovered Managers REIT Fund — Class A Shares

JPMorgan Diversified Mid Cap Fund — Class A Shares	One Group Diversified Mid Cap Fund — Class A Shares

JPMorgan Equity Income Fund — Class A Shares	One Group Equity Income Fund — Class A Shares

JPMorgan Equity Index Fund — Class A Shares	One Group Equity Index Fund — Class A Shares

JPMorgan International Equity Index Fund — Class A Shares	One Group International Equity Index Fund — Class A Shares

JPMorgan Large Cap Growth Fund — Class A Shares	One Group Large Cap Growth Fund — Class A Shares

JPMorgan Large Cap Value Fund — Class A Shares	One Group Large Cap Value Fund — Class A Shares

JPMorgan Market Expansion Index Fund — Class A Shares	One Group Market Expansion Index Fund — Class A Shares

JPMorgan Multi-Cap Market Neutral Fund — Class A Shares	One Group Market Neutral Fund - Class A Shares

JPMorgan Diversified Mid Cap Growth Fund — Class A Shares	One Group Mid Cap Growth Fund — Class A Shares

JPMorgan Diversified Mid Cap Value Fund — Class A Shares	One Group Mid Cap Value Fund — Class A Shares

JPMorgan U.S. Real Estate Fund — Class A Shares	One Group Real Estate Fund — Class A Shares

JPMorgan Small Cap Growth Fund — Class A Shares	One Group Small Cap Growth Fund — Class A Shares

JPMorgan Small Cap Value Fund — Class A Shares	One Group Small Cap Value Fund — Class A Shares

JPMorgan Strategic Small Cap Value Fund — Class A Shares	One Group Strategic Small Cap Value Fund — Class A Shares

JPMorgan Technology Fund — Class A Shares	One Group Technology Fund - Class A Shares

JPMorgan U.S. Large Cap Core Plus Fund – Class A Shares (effective 9/30/05)	N/A

JPMorgan Micro Cap Fund — Class A Shares (effective 10/31/05)	N/A

Highbridge Statistical Market Neutral Fund — Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund — Class A Shares	JPMorgan Bond Fund — Class A Shares

JPMorgan California Tax Free Bond Fund — Class A Shares	JPMorgan California Bond Fund — Class A Shares

JPMorgan Enhanced Income Fund — Class A Shares	JPMorgan Enhanced Income Fund — Class A Shares

JPMorgan Global Strategic Income Fund — Class A Shares	JPMorgan Global Strategic Income Fund — Class A Shares

JPMorgan Global Strategic Income Fund — M Class Shares	JPMorgan Global Strategic Income Fund — M Class Shares

JPMorgan Intermediate Tax Free Bond Fund — Class A Shares	JPMorgan Intermediate Tax Free Income Fund — Class A Shares

JPMorgan New Jersey Tax Free Bond Fund — Class A Shares	JPMorgan New Jersey Tax Free Income Fund — Class A Shares

JPMorgan New York Tax Free Bond Fund — Class A Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class A Shares

JPMorgan Short Term Bond Fund — Class A Shares	JPMorgan Short Term Bond Fund — Class A Shares

JPMorgan Short Term Bond Fund II — Class A Shares	JPMorgan Short Term Bond Fund II — Class A Shares

JPMorgan Tax Aware Enhanced Income Fund — Class A Shares	JPMorgan Tax Aware Enhanced Income Fund — Class A Shares

JPMorgan Tax Aware Real Income Fund — Class A Shares	JPMorgan Tax Aware Real Income Fund — Class A Shares

JPMorgan Arizona Municipal Bond Fund — Class A Shares	One Group Arizona Municipal Bond Fund — Class A Shares

JPMorgan Core Bond Fund — Class A Shares	One Group Bond Fund — Class A Shares

JPMorgan Government Bond Fund — Class A Shares	One Group Government Bond Fund — Class A Shares

JPMorgan High Yield Bond Fund — Class A Shares	One Group High Yield Bond Fund — Class A Shares

JPMorgan Core Plus Bond Fund — Class A Shares	One Group Income Bond Fund — Class A Shares

JPMorgan Intermediate Bond Fund — Class A Shares	One Group Intermediate Bond Fund — Class A Shares

JPMorgan Kentucky Municipal Bond Fund — Class A Shares	One Group Kentucky Municipal Bond Fund — Class A Shares

JPMorgan Louisiana Municipal Bond Fund — Class A Shares	One Group Louisiana Municipal Bond Fund — Class A Shares

JPMorgan Michigan Municipal Bond Fund — Class A Shares	One Group Michigan Municipal Bond Fund — Class A Shares

JPMorgan Mortgage-Backed Securities Fund — Class A Shares	One Group Mortgage Backed Securities Fund — Class A Shares

JPMorgan Municipal Income Fund — Class A Shares	One Group Municipal Income Fund — Class A Shares

JPMorgan Ohio Municipal Bond Fund — Class A Shares	One Group Ohio Municipal Bond Fund — Class A Shares

JPMorgan Short Duration Bond Fund — Class A Shares	One Group Short-Term Bond Fund — Class A Shares

Current Name	Prior Name
JPMorgan Short Term Municipal Bond Fund — Class A Shares	One Group Short-Term Municipal Bond Fund — Class A Shares

JP Morgan Tax Free Bond Fund — Class A Shares	One Group Tax-Free Bond Fund — Class A Shares

JP Morgan Treasury & Agency Fund — Class A Shares	One Group Treasury & Agency Fund — Class A Shares

JP Morgan Ultra Short Term Bond Fund — Class A Shares	One Group Ultra Short-Term Bond Fund — Class A Shares

JP Morgan West Virginia Municipal Bond Fund — Class A Shares	One Group West Virginia Municipal Bond Fund — Class A Shares

JPMorgan Tax Aware Real Return Fund — Class A Shares	N/A

JPMorgan Real Return Fund — Class A Shares	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Group Investor Balanced Fund — Class A Shares	One Group Investor Balanced Fund — Class A Shares

JP Morgan Conservative Growth Fund — Class A Shares	One Group Investor Conservative Growth Fund — Class A Shares

JPMorgan Investor Growth & Income Fund — Class A Shares	One Group Investor Growth & Income Fund — Class A Shares

JPMorgan Investor Growth Fund — Class A Shares	One Group Investor Growth Fund — Class A Shares

J.P. Morgan Fleming Mutual Fund Group, Inc. J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds

J.P. Morgan Fleming Series Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Investment Trust

Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:

Name:

Title:

SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of August 11, 2005)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund — Class C Shares	JPMorgan Prime Money Market Fund — Class C Shares

JPMorgan Liquid Assets Money Market Fund — Class C Shares	One Group Prime Money Market Fund — Class C Shares

JPMorgan U.S. Treasury Plus Money Market Fund — Class C Shares	One Group U.S. Treasury Securities Money Market Fund — Class C Shares

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund — Class C Shares	JPMorgan Capital Growth Fund — Class C Shares

JPMorgan Diversified Fund — Class C Shares	JPMorgan Diversified Fund — Class C Shares

JPMorgan Dynamic Small Cap Fund — Class C Shares	JPMorgan Dynamic Small Cap Fund — Class C Shares

JPMorgan International Equity Fund — Class C Shares	JPMorgan Fleming International Equity Fund — Class C Shares

JPMorgan Intrepid European Fund — Class C Shares	JPMorgan Fleming Intrepid European Fund — Class C Shares

JPMorgan Global Healthcare Fund — Class C Shares	JPMorgan Global Healthcare Fund — Class C Shares

JPMorgan Growth & Income Fund — Class C Shares	JPMorgan Growth and Income Fund — Class C Shares

JPMorgan Intrepid America Fund — Class C Shares	JPMorgan Intrepid America Fund — Class C Shares

JPMorgan Intrepid Growth Fund — Class C Shares	JPMorgan Intrepid Growth Fund — Class C Shares

JPMorgan Intrepid Contrarian Fund — Class C Shares	JPMorgan Intrepid Investor Fund — Class C Shares

JPMorgan Intrepid Value Fund — Class C Shares	JPMorgan Intrepid Value Fund — Class C Shares

JPMorgan Mid Cap Value Fund — Class C Shares	JPMorgan Mid Cap Value Fund — Class C Shares

JPMorgan Tax Aware U.S. Equity Fund — Class C Shares	JPMorgan Tax Aware U.S. Equity Fund — Class C Shares

JPMorgan U.S. Equity Fund — Class C Shares — Class C Shares	JPMorgan U.S. Equity Fund — Class C Shares

Undiscovered Managers Behavioral Growth Fund — Class C Shares	Undiscovered Managers Behavioral Growth Fund — Class C Shares

Undiscovered Managers Behavioral Value Fund — Class C Shares	Undiscovered Managers Behavioral Value Fund — Class C Shares

Undiscovered Managers REIT Fund — Class C Shares	Undiscovered Managers REIT Fund — Class C Shares

Current Name	Prior Name
JPMorgan Diversified Mid Cap Fund — Class C Shares	One Group Diversified Mid Cap Fund — Class C Shares

JPMorgan Equity Income Fund — Class C Shares	One Group Equity Income — Class C Shares

JPMorgan Equity Index Fund — Class C Shares	One Group Equity Index Fund — Class C Shares

JPMorgan International Equity Index Fund — Class C Shares	One Group International Equity Index Fund — Class C Shares

JPMorgan Large Cap Growth Fund — Class C Shares	One Group Large Cap Growth Fund — Class C Shares

JPMorgan Large Cap Value Fund — Class C Shares	One Group Large Cap Value Fund — Class C Shares

JPMorgan Market Expansion Index Fund — Class C Shares	One Group Market Expansion Index Fund — Class C Shares

JPMorgan Multi — Cap Market Neutral Fund — Class C Shares	One Group Market Neutral Fund — Class C Shares

JPMorgan Diversified Mid Cap Growth Fund — Class C Shares	One Group Mid Cap Growth Fund — Class C Shares

JPMorgan Diversified Mid Cap Value Fund — Class C Shares	One Group Mid Cap Value Fund — Class C Shares

JPMorgan U.S. Real Estate Fund — Class C Shares	One Group Real Estate Fund — Class C Shares

JPMorgan Small Cap Growth Fund — Class C Shares	One Group Small Cap Growth Fund — Class C Shares

JPMorgan Small Cap Value Fund — Class C Shares	One Group Small Cap Value Fund — Class C Shares

JPMorgan Strategic Small Cap Value Fund — Class C Shares	One Group Strategic Small Cap Value Fund — Class C Shares

JPMorgan Technology Fund — Class C Shares	One Group Technology Fund — Class C Shares

JPMorgan U.S. Large Cap Core Plus Fund — Class C Shares (effective 9/30/05)	N/A

JPMorgan Micro Cap Fund — Class C Shares (effective 10/31/05)	N/A

Highbridge Statistical Market Neutral Fund — Class C Shares (effective upon the effectiveness of the Fund’s registration statement)

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund — Class C Shares	JPMorgan Bond Fund — Class C Shares

JPMorgan California Tax Free Bond Fund — Class C Shares	JPMorgan California Bond Fund — Class C Shares

JPMorgan Global Strategic Income Fund — Class C Shares	JPMorgan Global Strategic Income Fund — Class C Shares

JPMorgan Intermediate Tax Free Bond Fund — Class C Shares	JPMorgan Intermediate Tax Free Income Fund — Class C Shares

JPMorgan New Jersey Tax Free Bond Fund — Class C Shares	JPMorgan New Jersey Tax Free Income Fund — Class C Shares

JPMorgan New York Tax Free Bond Fund — Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class C Shares

Current Name	Prior Name
JPMorgan Tax Aware Real Income Fund — Class C Shares	JPMorgan Tax Aware Real Income Fund — Class C Shares

JPMorgan Arizona Municipal Bond Fund — Class C Shares	One Group Arizona Municipal Bond Fund — Class C Shares

JPMorgan Core Bond Fund — Class C Shares	One Group Bond Fund — Class C Shares

JPMorgan Government Bond Fund — Class C Shares	One Group Government Bond Fund — Class C Shares

JPMorgan High Yield Bond Fund — Class C Shares	One Group High Yield Bond Fund — Class C Shares

JPMorgan Core Plus Bond Fund — Class C Shares	One Group Income Bond Fund — Class C Shares

JPMorgan Intermediate Bond Fund — Class C Shares	One Group Intermediate Bond Fund — Class C Shares

JPMorgan Kentucky Municipal Bond Fund — Class C Shares	One Group Kentucky Municipal Bond Fund — Class C Shares

JPMorgan Louisiana Municipal Bond Fund — Class C Shares	One Group Louisiana Municipal Bond Fund — Class C Shares

JPMorgan Michigan Municipal Bond Fund — Class C Shares	One Group Michigan Municipal Bond Fund — Class C Shares

JPMorgan Municipal Income Fund — Class C Shares	One Group Municipal Income Fund — Class C Shares

JPMorgan Ohio Municipal Bond Fund — Class C Shares	One Group Ohio Municipal Bond Fund — Class C Shares

JPMorgan Short Duration Bond Fund — Class C Shares	One Group Short — Term Bond Fund — Class C Shares

JPMorgan Short Term Municipal Bond Fund — Class C Shares	One Group Short — Term Municipal Bond Fund — Class C Shares

JPMorgan Treasury & Agency Fund — Class C Shares	One Group Treasury & Agency Fund — Class C Shares

JPMorgan Ultra Short Term Bond Fund — Class C Shares	One Group Ultra Short — Term Bond Fund — Class C Shares

JPMorgan West Virginia Municipal Bond Fund — Class C Shares	One Group West Virginia Municipal Bond Fund — Class C Shares

JPMorgan Tax Aware Real Return Fund — Class C Shares	N/A

JPMorgan Real Return Fund — Class C Shares	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund — Class C Shares	One Group Investor Balanced Fund — Class C Shares

JPMorgan Investor Conservative Growth Fund — Class C Shares	One Group Investor Conservative Growth Fund — Class C Shares

JPMorgan Investor Growth & Income Fund — Class C Shares	One Group Investor Growth & Income Fund — Class C Shares

JPMorgan Investor Growth Fund — Class C Shares	One Group Investor Growth Fund — Class C Shares

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

J.P. Morgan Fleming Series Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Investment Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

F-4